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                                                                    Exhibit 21.1

                SUBSIDIARIES OF TRAVELERS PROPERTY CASUALTY CORP.
                             AS OF FEBRUARY 24, 2003

                                                                                                        JURISDICTION OF
NAME OF SUBSIDIARY COMPANY                                                                               INCORPORATION
--------------------------                                                                               -------------
Travelers Property Casualty Corp.                                                                          Connecticut
....The Travelers Asset Funding Corp.                                                                       Connecticut
....Travelers Insurance Group Holdings Inc.                                                                 Delaware
.......The Standard Fire Insurance, Company                                                                 Connecticut
..........AE Properties, Inc.                                                                               California
.............Bayhill Associates                                                                             California
.............Bayhill Restaurant II Associates                                                               California
.............Industry Land Development Company                                                              California
................Industry Partners                                                                           California
................Standard Fire U.K. Investments, L.L.C.                                                      Delaware
..........The Automobile Insurance Company of Hartford, Connecticut                                         Connecticut
..........Travelers ALPHA Holdings, Inc.                                                                    Connecticut
..........TIC/Nevada La Entrada, L.L.C.                                                                     Delaware
.............TIMCO ALPHA I, L.L.C.                                                                          Connecticut
..........Travelers Information Services Inc.                                                               Connecticut
..........Citigroup Alternative Investments Opportunity Fund III, L.L.C.                                    Delaware
..........Citigroup Alternative Investments Opportunity Fund IV, L.L.C.                                     Delaware
.............Tishman Speyer/Travelers Real Estate Venture IV, L.L.C.                                        Delaware
..........Travelers Opportunity Fund V (International), L.L.C.                                              Delaware
.............Tishman Speyer/Travelers International Real Estate Venture V L.P.                              Delaware
..........Travelers Opportunity Fund V (Domestic), L.L.C.                                                   Delaware
.............Tishman Speyer/Travelers U.S. Real Estate Venture V, L.P.                                      Delaware
..........Travelers Personal Security Insurance Company                                                     Connecticut
..........Travelers Property Casualty Insurance Company                                                     Connecticut
..........Travelers Property Casualty Insurance Company of Illinois                                         Illinois
.......The Travelers Indemnity Company                                                                      Connecticut
..........Asia Investors L.L.C.                                                                             Hong Kong
..........Associates Lloyds Insurance Company                                                               Texas
..........BAP Investor Pine, Inc.                                                                           Delaware
..........Commercial Insurance Resources, Inc. (1)                                                          Delaware
.............Gulf Brokerage Services, Inc.                                                                  Delaware
................Gillingham & Associates Inc.                                                                Colorado
................Gulf Marketing Services, Inc.                                                               Delaware
................The Outsdoorsman Agency, Inc.                                                               South Carolina
.............Gulf Insurance Company                                                                         Connecticut
................Atlantic Insurance Company                                                                  Texas
................Gulf Group Lloyds                                                                           Texas
................Gulf Risk Services, Inc.                                                                    Delaware
................Gulf Underwriters Insurance Company                                                         Connecticut
................Select Insurance Company                                                                    Texas
..........Gulf Insurance Holdings U.K. Limited                                                              United Kingdom
.............Gulf Insurance Company U.K. Limited                                                            United Kingdom
.............Gulf Underwriting Holdings Limited                                                             United Kingdom
................Gulf Underwriting Limited                                                                   United Kingdom
..........Countersignature Agency, Inc.                                                                     Florida
..........Crest Funding Partners, L.P.                                                                      New York
..........Cripple Creek Venture Partner II L.P.(2)                                                          Colorado
..........Cripple Creek Venture Partner  L.P.(2)                                                            Colorado
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
..........First Floridian Auto and Home Insurance Company                                                   Florida
..........First Trenton Indemnity Company                                                                   New Jersey
.............Red Oak Insurance Company                                                                      New Jersey
..........GPM Gas Gathering L.L.C.                                                                          Delaware
..........GREIO Islamic Debt L.L.C.                                                                         Delaware
.............Sharq Property/Islamic Debt Partnership                                                        Delaware
..........GREIO Islamic Equity L.L.C.                                                                       Delaware
.............GREIO Al-Soor Realty L.P.                                                                      Delaware
..........Midkiff Development Drilling Program, L.P.(2)                                                     Texas
..........Nob Hill Investments L.L.C.                                                                       Delaware
.............Lakes at Welleby Investors L.L.C.                                                              Delaware
..........RCS/Greenbrier, L.P.                                                                              Delaware
..........Travelers Distribution Alliance, Inc.                                                             Delaware
..........Travelers Indemnity U.K. Investments L.L.C.                                                       Connecticut
..........The Charter Oak Fire Insurance Company                                                            Connecticut
..........The Northland Company                                                                             Minnesota
.............Associates Insurance Company                                                                   Indiana
................AFSC General Agency, Inc.                                                                   Texas
................CAPCO General Agency, Inc. (IL)                                                             Illinois
................CAPCO General Agency, Inc. (IN)                                                             Indiana
................CAPCO General Agency, Inc. (NY)                                                             New York
................CAPCO General Agency, Inc. (VA)                                                             Virginia
................Commercial Guaranty Insurance Company                                                       Delaware
.............Jupiter Holdings, Inc.                                                                         Minnesota
................American Equity Insurance Company                                                           Arizona
...................American Equity Specialty Insurance Company                                              California
................Mendota Insurance Company                                                                   Minnesota
...................Mendakota Insurance Company                                                              Minnesota
...................Mendota Insurance Agency, Inc.                                                           Texas
................Northland Insurance Company                                                                 Minnesota
...................Northfield Insurance Company                                                             Iowa
...................Northland Casualty Company                                                               Minnesota
................Northland Risk Management Service, Inc.                                                     Minnesota
..........The Phoenix Insurance Company                                                                     Connecticut
.............Constitution State Services L.L.C.                                                             Delaware
.............Landmark Direct Equities, L.P.(2)                                                              Connecticut
.............Phoenix UK Investments, L.L.C.                                                                 Delaware
.............SSB Private Selections, L.L.C.                                                                 Delaware
................Salomon Smith Barney Private Selection Fund I, L.L.C.                                       New York
.............The Travelers Indemnity Company of America                                                     Connecticut
.............The Travelers Indemnity Company of Connecticut                                                 Connecticut


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
.............The Travelers Indemnity Company of Illinois                                                    Illinois
.............Travelers Foreign Bond Partnership                                                             Connecticut
.............Yorktown Energy Partners II L.P.(2)                                                            New York
..........The Premier Insurance Company of Massachusetts                                                    Massachusetts
..........The Travelers Home and Marine Insurance Company                                                   Connecticut
..........The Travelers Lloyds Insurance Company                                                            Texas
..........The Travelers Marine Corporation                                                                  California
..........TI Home Mortgage Brokerage, Inc.                                                                  Delaware
..........TINDY RE Investments, Inc.                                                                        Connecticut
.............Citigroup Alternative Investments European Real Estate Investments I, L.L.C.                   Delaware
.............Citigroup Alternative Investments Limited Real Estate Mezzanine Investments II, L.L.C.         Delaware
..........TravCo Insurance Company                                                                          Connecticut
..........Travelers Bond Investments, Inc.                                                                  Connecticut
.............Travelers Foreign Bond Partnership                                                             Connecticut
..........Travelers Commercial Casualty Company                                                             Connecticut
..........Travelers Medical Management Services Inc.                                                        Delaware
..........Citigroup Investments Oakmont Lane, L.L.C.                                                        Delaware
..........Travelers Specialty Property Casualty Company                                                     Connecticut
..........Triple T Diamond Gateway L.L.C.                                                                   Delaware
..........WT Equipment Partners, L.P.(2)                                                                    Delaware
.......TPC Investments Inc.                                                                                 Connecticut
.......Travelers (Bermuda) Limited                                                                          Bermuda
.......Travelers Alternative Strategies Inc.                                                                Connecticut
.......Travelers Casualty and Surety Company                                                                Connecticut
..........AE Development Group, Inc.                                                                        Connecticut
.............Ponderosa Homes(2)                                                                             Connecticut
..........Charter Oak Services Corporation                                                                  New York
..........Farmington Casualty Company                                                                       Connecticut
.............Travelers ALPHA Holdings, Inc. (50.0%)                                                         Connecticut
................TIMCO ALPHA I, L.L.C.                                                                       Connecticut
.............Travelers MGA, Inc.                                                                            Texas
..........SSB Private Selections, L.L.C.                                                                    Delaware
.............Salomon Smith Barney Private Selection Fund I, L.L.C.                                          New York
..........TCS European Investments Inc.                                                                     Connecticut
..........TCS International Investments Ltd.                                                                Cayman Islands
..........TCSC RE Investments Inc.                                                                          Connecticut
..........Travelers Casualty and Surety Company of America                                                  Connecticut
..........Travelers Casualty and Surety Company of Canada                                                   Canada
..........Travelers Casualty and Surety Company of Illinois                                                 Illinois
..........Travelers Casualty Company of Connecticut                                                         Connecticut
.......... Travelers Casualty UK Investments, L.L.C.                                                        Connecticut
..........Travelers Commercial Insurance Company                                                            Connecticut
..........Travelers Excess and Surplus Lines Company                                                        Connecticut
..........Travelers Lloyds of Texas Insurance Company                                                       Texas
..........Travelers Tribeca Investments, Inc.                                                               New York
.............Tribeca Investments, L.L.C.                                                                    Delaware
.............Tribeca Distressed Securities, L.L.C.                                                          Delaware
.............Triple T Brentwood, L.L.C.                                                                     Delaware
..........Travelers P&C Capital I                                                                           Delaware
..........Travelers P&C Capital II                                                                          Delaware
..........Travelers P&C Capital III                                                                         Delaware
     .........  Urban Diversified Properties, Inc.                                                         Connecticut

(1) The Travelers Indemnity Company owns 83.1% of Commercial Insurance Resources, Inc.

(2) Indicates that the subsidiary is partially owned by more than one subsidiary of Travelers Property Casualty Corp.


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